UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (February 25, 2025)

Month 1, 2025

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2025, the Board of Directors of The Goodyear Tire & Rubber Company (the “Company”), upon recommendation of the Human Capital and Compensation Committee, approved the amendment of the Company’s Outside Directors’ Equity Participation Plan (the “ODEPP”) to (i) increase the annual equity grant amount from $160,000 to $180,000, (ii) replace the mandatory deferral of common stock represented by restricted stock units with an elective deferral provision, and (iii) remove certain provisions no longer applicable to participants. As amended, the ODEPP provides that the restricted stock units granted for service on the Board will vest and convert into shares of common stock on the earlier of the first anniversary of the grant date or the next annual meeting. Directors may elect to defer receipt of 25%, 50%, 75% or 100% of the common stock represented by restricted stock units during any calendar year beginning in April 2025. Any deferred restricted stock units will be held in a deferral account until the fifth business day of the quarter following the quarter during which the director leaves the Board when the restricted stock units will be converted into shares of common stock and released.

The summary of the ODEPP, as amended, in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the ODEPP, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	The Goodyear Tire & Rubber Company Outside Directors’ Equity Participation Plan (as adopted February 2, 1996 and last amended as of February 25, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY

Date: February 27, 2025	By:	/s/ Daniel T. Young
Daniel T. Young
Secretary